THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange ("TSE"). The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Daiwa SB Investments (U.S.A.) Ltd. is the Fund's Investment Manager. Daiwa SB Investments Ltd. is the Fund's Investment Adviser. The Fund implements an "active" portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "JEQ". Weekly comparative net asset value ("NAV") and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also appears in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund's website includes a monthly market review and a list of the Fund's top ten industries and holdings.

INQUIRIES

    Inquiries concerning your share account should be directed to PFPC Inc. (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 331-1710 or by writing The Japan Equity Fund, Inc., c/o PFPC Inc. P.O. Box 43027, Providence, RI 02940-3027.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

A brief summary of the material aspects of the Plan follows:

    WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure available from the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

    MAY I WITHDRAW FROM THE PLAN? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your nominee. If you withdraw, you or your nominee will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

    HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

    WHAT IS THE CASH PURCHASE FEATURE? The Plan participants have the option of making annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the annual purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less that two business days before the purchase date.

    IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

    WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

    PLEASE NOTE THAT, IF YOU PARTICIPATE IN THE PLAN THROUGH A BROKERAGE ACCOUNT, YOU MAY NOT BE ABLE TO CONTINUE AS A PARTICIPANT IF YOU TRANSFER THOSE SHARES TO ANOTHER BROKER. CONTACT YOUR BROKER OR NOMINEE OR THE PLAN AGENT TO ASCERTAIN WHAT IS THE BEST ARRANGEMENT FOR YOU TO PARTICIPATE IN THE PLAN.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

                                                                December 4, 2002
DEAR SHAREHOLDERS:

    It is our pleasure on behalf of the Board of Directors to present the Annual Report for The Japan Equity Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2002.

BACKGROUND

    The objective of the Fund is to outperform over the long-term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"). With this investment objective, the Fund is permitted to invest in companies in the financial services sector of the TOPIX. Stock selection in Japan is facilitated by the use of a value screen applied to all stocks listed on the First and Second Sections of the Tokyo Stock Exchange ("TSE"), the over-the-counter market in Japan and listed on other stock exchanges in Japan. The way in which the Fund seeks to meet its objective is to identify under-valued stocks by examining certain fundamental characteristics of stocks which are listed on the exchanges listed above. These fundamental characteristics include, among others, the earnings-to-price ratio and the book-to-price ratio. This method of stock selection results in a master list of 300 stocks (from a universe of 3,300 stocks) from which stocks are selected for the Fund in accordance with predetermined sector and size parameters.

PERFORMANCE OF THE JAPANESE STOCK MARKET

    Over the period from November 2001 to October 2002, the TOPIX first section declined by -18.61%. The stock market movement was characterized by the combination of a strong rebound from the middle of February and a continuous decline from June. The main points in reviewing the market during the months were as follows:

    - November 01: The Tokyo stock market showed mixed movements in November 2001. Shares of exporters, especially semiconductor-related and large electronics makers were favored, as investors welcomed the following factors: (1) the U.S. and other foreign stock markets showed strong movement supported by optimism about the U.S. economy; and (2) the Yen's exchange rate declined against the U.S. Dollar. On the other hand, bank shares plunged amid increasing concerns over the Japanese financial system, while defensive sectors declined due to profit-taking. As a result, this wiped out the hike in exporter shares.

    - December 01: Investors shied away from investments in shares with high credit risks, after Enron Corp. and Aoki Corp. collapsed in early December. On the other hand, exporter shares, especially automobile makers, were favored amid the Yen's decline against the major currencies. However, this failed to even out the effect of the decline in bank shares, trading concern shares and so on. The economic releases tended to indicate that the Japanese economy's deterioration was accelerating. The third quarter Gross Domestic Product ("GDP") figures showed that the economy slid back into recession for the third time in a decade, led by a 1.7% decline in consumer spending. Moreover, the Bank of Japan ("BoJ") Tankan Survey showed that business sentiment sank for the fourth consecutive quarter. The closely watched Diffusion Index for large manufacturers fell 5 points to -38, the lowest since March 1999.

    - January 02: The Tokyo stock market plummeted in January 2002, although investor concerns over potential corporate bankruptcies eased off, while the Yen declined against the dollar. Investors shied

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THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
     away from investments in shares due to the following factors: (1) the supply-demand balance worsened as banks accelerated the unwinding of their cross-held shares--they sold 175 billion Yen in the market; (2) investor expectations for accelerated bad-loan write-offs were sidetracked in the Daiei Inc. restructuring plan unveiled mid-month; and (3) investors have doubted the feasibility of the government's reform plans, after Prime Minister Koizumi dismissed Foreign Minister Makiko Tanaka late in the month. The TOPIX Index recorded a 16-year low at 964.75 on January 30.

    - February 02: The market plunged due to mounting investor doubts about the feasibility of the government's reform plans. However, the key indices were lifted in latter February, supported by the following factors:
      (1) the supply-demand balance improved dramatically mainly due to the short-covering done after the government announced that it would tighten the short-selling regulations; (2) investor confidence that the U.S. economy had already entered into recovery-mode strengthened as favorable economic figures and some upgrades of corporate profit forecasts were released. Also there was the belief that the Japanese economy will be favorably affected by the U.S. economic rebound; and (3) market participants expected that the government would act on their reform plans, ahead of the Japan-U.S. talks. Since the middle of the month, rising discussion about a public funds injection into ailing banks boosted investor expectations for imminent action by the government to help the ailing financial system. This expectation mounted ahead of G7 and the Japan-U.S. high-level meetings and pushed up the market. Moreover, the supply-demand balance improved dramatically, especially later in the month. The Financial Service Agency ("FSA") tightened up on the short-selling regulations. It announced the introduction of the so-called "up-tick rules" effective on March 6, which prohibits short selling at a lower than current price. This announcement made short-sellers buy back shares to close their short-positions, while the FSA watched transactions more closely.

    - March 02: The stock market gained early in March 2002 due to the following factors: (1) the U.S. stock markets showed strong movement supported by mounting optimism about the economic recovery; (2) the supply-demand balance remained tight partly due to the continual buybacks by foreign investors; and (3) there were growing signs that manufacturers, especially electric component makers, would finish inventory adjustments. On
      March 11, the TOPIX rose to a seven month high of 1,125.43. The supply-demand balance remained tight after a number of brokerages recommended upgrading exposure to the Japanese market in the global equity allocation. This prompted foreign investors to buy back Japanese shares to adjust their under-weight positions. They bought 771 billion Yen in the first week of the month. However, after the Government Pension Benefit Fund ("GPBF") announced its investment plans for fiscal year 2002 ("FY2002"), where it would invest 1.7 trillion Yen into the domestic stock market, investor optimism about the supply-demand balance decreased since there were expectations that the amount would be 2-4 trillion Yen.

    - April 02: The stock market showed a strong movement, although the U.S. stock market plunged later in the month and the Yen's exchange rate rose against the U.S. Dollar. The following factors supported the market:
      (1) optimistic corporate profit outlooks for FY2002, especially in the technology sectors, boosted investor expectations for a "V-shaped" recovery of corporate performances; (2) international demand for Japanese shares kept supply-demand tight, as foreign investors turned more favorably to the prospect of a Japanese economic recovery. Meanwhile, their

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THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
     excessive expectations for the U.S. economic recovery were adjusted downward; and (3) expectations for a recovery in commodity prices increased due to the oil price hike and mounting expectations for an economic recovery.

    - May 02: The Tokyo stock market maintained strong movement for two consecutive months, although exporters declined as the U.S. stock market plunged and the Yen's exchange rate rose sharply against the U.S. Dollar. On the other hand, domestic-demand-related shares were favored, while investors' expectations increased for Japan's economic recovery ahead of the release of the first quarter GDP figures. In addition, the following factors supported the market: (1) foreign investors sought after Japanese shares continually, as expectations for a Japanese economic recovery percolated through, while some disappointment to the U.S. economic releases were seen; (2) many companies announced buy-back plans for the FY2002. Investors expected this move would absorb the selling pressure from the banks' unwinding of cross-held shares; and (3) investor concerns about a possible plunge in the market receded, while The TOPIX Banks sub-index rebounded drastically, partly due to a number of positive recommendations from brokerages.

    - June 02: The Tokyo stock market fell by 8.5%, although a sustained economic recovery was under way. The following factors pushed the market down: (1) U.S stock market fell; (2) Yen's exchange rate rose sharply against the dollar; and (3) foreign investors turned net sellers of Japanese shares for the first time in ten weeks. Investor confidence in the domestic economic recovery was boosted, as the government declared that the economy already hit a bottom. On June 28, the Economic Planning Agency reported that industrial production rose by 3.9% in May from a month ago. This strong gain was caused by exporters, like machinery, steel and electric equipment companies. The share prices of these exporters fell, however, pressured by the strong Yen which threatens overseas earnings and makes exports less competitive.

    - July 02: The Tokyo stock market lost ground for the second month in a row, as the Nikkei225 average dropped below 10,000 to a five-month low. The following factors pushed the market down: (1) U.S. stock market fell sharply; (2) concerns over earnings outlook depressed investor sentiment; and (3) foreign investors aggressively sold Japanese shares. The Nikkei225 regained 11,000 in early July, as favorable economic indicators, such as May machinery orders and diffusion indices underpinned the rally. However, the market reversed its direction in the middle of the month, forced by heavy selling of foreign investors who were likely to be obliged by the redemption of U.S. mutual funds.

    - August 02: The Tokyo stock market declined 2.4%. The Nikkei225 regained 10,000 on August 26 on the back of the rally in the U.S. stock market. However, the market declined at the month end because (1) index futures selling and the unwinding of crossheld shares; and (2) concerns over the outlook for the semiconductor industry. Index futures selling, which appeared to be related to the launch of Exchange Traded Funds ("ETF") put a cap on the market. Banks and some insurance companies were assumed to provide their holding stocks to ETFs, for the reduction of their equity exposures. Also, a brokerage was said to have sold index futures in order to hedge its position against the ETFs.

    - September 02: The TOPIX closed 2.2% lower at 921.05, while the Nikkei225 declined 2.5% to 9,383.29. A sharp fall of the U.S. stock market and an increasing possibility in the downgrade of

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THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
     economic and earnings forecast dampened the market. On the other hand, a weaker Yen and the expectation for government measures supported investor sentiment. On September 18, the BoJ's announcement that it would buy shares held by other major banks boosted investor sentiment. However, the sentiment cooled down almost immediately, due to the lack of the swift follow-up action by the government. Foreign investors remained major sellers throughout the month and banks accelerated the pace of unwinding crossheld shares to some extent. However, the selling pressure was mostly offset by the huge buying rumored to be done by the public pension fund. Corporate share buybacks were also visible.

    - October 02: The Nikkei225 declined by 7.9% to 8,397.03, while the TOPIX closed 6.4% lower at 862.24. Early in the month, the market fell sharply because of growing concerns over the deflation pressure as a result of heightened prospects for the accelerated disposal of bad loans as well as on-going foreign investor selling. After the post-bubble-low was touched on October 10, the market stopped falling as U.S. stocks rebounded. However, the market's upside was limited due to the controversy over the government package that was released at the end of the month. The anti-deflation package announced on October 30 did not offer any surprises while "Takenaka's Bad-loan plan" was not as draconic as originally planned. Though there was nothing to stimulate the market sentiment in this announcement, the market did not show much negative reaction because it was already discounted by share prices. Interim results were generally better than expected. However, they failed to send the market upward, since major electronics companies, the mainstay of the market, downgraded their earnings forecasts for the second half.

FUND PERFORMANCE

    As of October 31, 2002, the Fund's net assets were approximately
$49.1 million, which represents a net asset value of $4.54 per share. The return on the Fund's net assets was -18.78% since the Fund's fiscal year ended on October 31, 2001. Over the same period, the Benchmark TOPIX return was -19.17%, as measured in U.S. Dollars.

    The change in net asset value in U.S. Dollars depends on several factors such as: (1) the percentage change in the Benchmark during the period; (2) the over- or under- performance of the Fund's portfolio, after expenses, relative to the Benchmark; and (3) the change in the Japanese Yen/U.S. Dollar exchange rate.

    Our investment strategy is to invest in undervalued securities based on intensive bottom-up analysis supported by quantitative screening. In our research efforts, we place a priority on evaluation of the top management, and its commitment to enhance shareholders' value through clear-cut strategies, including restructuring, that will be eventually reflected in share prices. We add value primarily through a bottom-up stock selection approach for the fundamental Japan equity product.

    It is important to emphasize again that it has not been an objective of the Fund to predict changes in its Benchmark. Rather, its goal is to outperform the Benchmark, while staying fairly fully invested. Specifically, the goal is to hold no more than 5% in cash. On October 31, 2002, the proportion of the Fund's net assets invested in Japanese equities listed on the First Section of the TSE was 97.76%, while short-term investments and other net assets represented 2.24%.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    The invested position of the Fund's assets consisted of common stocks of companies operating in 26 different industries. The Fund had relatively large weightings in Electric Appliances (19.86% of net assets), Transportation Equipment (10.48%), Pharmaceuticals (6.85%) and Chemicals (6.14%).

    During the fiscal year ended October 31, 2002, the Fund's market price on the New York Stock Exchange ("NYSE") ranged from a low of $3.88 per share on October 9, 2002 to a high of $6.99 on May 28, 2002. The Fund's NYSE market price closed at $4.15 per share on October 31, 2002.

    The NYSE trading price in relation to the Fund's net asset value per share, as measured by the weekly closing prices during the fiscal year ended October 31, 2002 ranged from a discount of 15.71% on December 20, 2001 to a premium of 14.29% on May 23, 2002, and ended the period at a discount of 8.59%.

    The Fund has not invested in derivative securities. Although foreign currency hedging is permitted by the Fund's prospectus, the Fund has not engaged in any foreign currency hedging.

PORTFOLIO MANAGEMENT

    Mr. Koichi Ogawa, CFA, is the Executive Director and Chief Portfolio Manager of Daiwa SB Investments Ltd. ("DSBI") for all North American clients. A senior member of the Investment Policy Committee (IPC), Mr. Ogawa possesses 28 years of investment experience and has been responsible for Japan stock selection since 1984. He spent nine years with Daiwa Securities as an institutional research analyst and three years in New York analyzing U.S. securities. He graduated from Tohoku University with a B.A. in Law in 1972.

    Mr. Kazuhiko Hosaka, CMA, is a Senior Portfolio Manager, with a total of 14 years of experience in the Japanese equity market. He joined Daiwa in 1990 as a portfolio manager after spending two years as a securities analyst at Barclays Securities Group. He has been directly responsible for managing Japanese equity portfolios for several North American and European pension clients. He graduated from Aoyama Gakuin University with a B.A. in Law in 1988.

    We thank you for your support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

/s/ Hiroshi Kimura                    /s/ Shunsuke Ichijo
HIROSHI KIMURA                        SHUNSUKE ICHIJO
CHAIRMAN OF THE BOARD                 PRESIDENT

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2002
--------------------------------------------------------------------------------

-------------------------------------------
JAPANESE COMMON STOCKS--97.76%
--------------------------------------------------------------------------------


  SHARES                                            VALUE
----------                                       ------------
BANKS--5.28%
       157  Mitsubishi Tokyo Financial Group
             Inc. .............................  $  1,022,522
   205,000  The Sumitomo Trust & Banking Co.,
             Ltd.* ............................       935,768
       420  UFJ Holdings, Inc.* ...............       633,355
                                                 ------------
                                                    2,591,645
                                                 ------------
CHEMICALS--6.14%
   230,000  Asahi Kasei Corp. .................       509,945
    35,000  Fuji Photo Film Co., Ltd. .........       964,297
    25,000  Kao Corp. .........................       570,590
    31,500  Shin-Etsu Chemical Co., Ltd. ......       970,574
                                                 ------------
                                                    3,015,406
                                                 ------------
COMMUNICATION--5.76%
       100  KDDI Corp. ........................       293,446
       280  NTT Corp. .........................     1,024,780
       820  NTT DoCoMo, Inc.* .................     1,510,597
                                                 ------------
                                                    2,828,823
                                                 ------------
CONSTRUCTION--0.91%
    80,000  JGC Corp. .........................       445,386
                                                 ------------
ELECTRIC APPLIANCES--19.86%
    27,000  Canon Inc. ........................       994,783
    17,200  Fanuc Ltd. ........................       679,980
   180,000  Hitachi Ltd. ......................       702,804
    13,000  Kyocera Corp. .....................       765,080
   116,000  Matsushita Electric Industrial Co.,
             Ltd. .............................     1,214,085
   155,000  Matsushita Electric Works, Ltd. ...       940,006
    60,000  Pioneer Corp. .....................     1,022,171
     8,000  Rohm Co., Ltd. ....................     1,006,195
    60,000  Sharp Corp. .......................       503,750
    41,500  Sony Corp. ........................     1,782,727


  SHARES                                            VALUE
----------                                       ------------
    57,000  Toshiba Corp.* ....................  $    142,639
                                                 ------------
                                                    9,754,220
                                                 ------------
ELECTRIC POWER & GAS--2.62%
    60,000  Kansai Electric Power Co., Inc. ...       848,060
   150,000  Tokyo Gas Co., Inc. ...............       437,724
                                                 ------------
                                                    1,285,784
                                                 ------------
FOODS--1.80%
    46,000  Ajinomoto Co., Inc. ...............       471,324
    30,000  Katokichi Co., Ltd. ...............       410,825
                                                 ------------
                                                      882,149
                                                 ------------
GLASS & CERAMIC PRODUCTS--1.98%
   163,000  Asahi Glass Co., Ltd. .............       973,908
                                                 ------------
INSURANCE--1.17%
       100  Daido Life Insurance Co., Ltd.* ...       202,152
    90,000  Mitsui Sumitomo Insurance Co.,
             Ltd. .............................       373,410
                                                 ------------
                                                      575,562
                                                 ------------
IRON & STEEL--1.73%
   350,000  Nippon Steel Corp. ................       399,413
   123,700  Tokyo Steel Manufacturing Co.,
             Ltd. .............................       452,733
                                                 ------------
                                                      852,146
                                                 ------------
LAND TRANSPORTATION--2.88%
       120  East Japan Railway Co. ............       545,810
    61,000  Yamato Transport Co., Ltd. ........       867,664
                                                 ------------
                                                    1,413,474
                                                 ------------
MACHINERY--4.47%
   330,000  Komatsu Ltd. ......................     1,051,761

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------


  SHARES                                            VALUE
----------                                       ------------

MACHINERY (CONCLUDED)

  SHARES                                            VALUE
----------                                       ------------
   210,000  Mitsubishi Heavy Industries,
             Ltd. .............................  $    445,060
   290,000  NSK Ltd. ..........................       697,343
                                                 ------------
                                                    2,194,164
                                                 ------------
MARINE TRANSPORTATION--2.15%
   610,000  Mitsui O.S.K. Lines, Ltd.* ........     1,054,125
                                                 ------------
METAL PRODUCTS--1.23%
    45,000  Tostem Inax Holding Corp. .........       605,233
                                                 ------------
NON-FERROUS METALS--0.92%
    89,000  Sumitomo Electric Industries,
             Ltd. .............................       451,239
                                                 ------------
OTHER FINANCING BUSINESS--1.33%
    54,400  Hitachi Capital Corp. .............       652,729
                                                 ------------
OTHER PRODUCTS--2.06%
   136,000  Toppan Printing Co., Ltd. .........     1,009,912
                                                 ------------
PHARMACEUTICAL--6.85%
    45,000  Fujisawa Pharmaceutical Co.,
             Ltd. .............................       873,003
    28,000  Takeda Chemical Industries,
             Ltd. .............................     1,161,722
   105,000  Tanabe Seiyaku Co., Ltd. ..........       890,121
    18,000  Yamanouchi Pharmaceutical Co.,
             Ltd. .............................       440,169
                                                 ------------
                                                    3,365,015
                                                 ------------
REAL ESTATE--3.30%
   134,000  Mitsubishi Estate Co., Ltd. .......     1,000,522
    81,000  Mitsui Fudosan Co., Ltd. ..........       619,979
                                                 ------------
                                                    1,620,501
                                                 ------------


  SHARES                                            VALUE
----------                                       ------------
RETAIL TRADE--4.47%
    28,000  Ito-Yokado Co. Ltd. ...............  $    871,862
    78,000  Marui Co., Ltd. ...................       723,541
    61,000  Uny Co., Ltd. .....................       597,669
                                                 ------------
                                                    2,193,072
                                                 ------------
SECURITIES--2.76%
    60,000  Nikko Cordial Corp. ...............       240,137
    97,000  Nomura Holdings Inc. ..............     1,114,852
                                                 ------------
                                                    1,354,989
                                                 ------------
SERVICES--3.78%
    10,000  Fuji Soft Abc Inc. ................       150,799
    14,000  Konami Co., Ltd. ..................       333,225
     4,760  Nippon Television Network Corp. ...       772,123
    17,000  Secom Co., Ltd. ...................       600,016
                                                 ------------
                                                    1,856,163
                                                 ------------
TEXTILE & APPAREL--0.62%
    60,000  Kuraray Co., Ltd. .................       304,695
                                                 ------------
TRANSPORTATION EQUIPMENT--10.48%
    61,000  Denso Corp. .......................       971,087
    26,000  Honda Motor Co., Ltd. .............       930,388
    28,600  Shimano Inc. ......................       420,794
    60,800  Toyota Industries Corp. ...........       907,440
    79,000  Toyota Motor Corp. ................     1,918,976
                                                 ------------
                                                    5,148,685
                                                 ------------
WAREHOUSING--1.00%
   100,000  Mitsubishi Logistics Corp. ........       493,153
                                                 ------------
WHOLESALE TRADE--2.21%
   133,000  Mitsubishi Corp. ..................       829,353

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2002
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONCLUDED)
-------------------------------------------


  SHARES                                            VALUE
----------                                       ------------
    35,000  Ryoyo Electro Corp. ...............  $    255,910
                                                 ------------
                                                    1,085,263
                                                 ------------
Total Common Stocks
  (Cost--$63,381,550)..........................    48,007,441
                                                 ------------

-------------------------------------------
SHORT-TERM INVESTMENTS--0.19%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)
----------
U.S. DOLLAR TIME DEPOSIT--0.19%
        92  Bank of New York Time Deposit,
             0.10%, due 11/1/02
             (Cost--$92,303)...................        92,304
                                                 ------------
Total Investments--97.95%
  (Cost--$63,473,853)..........................    48,099,745

Other assets less liabilities--2.05%...........     1,006,526
                                                 ------------

NET ASSETS (Applicable to 10,815,688 shares of
  capital stock outstanding; equivalent to
  $4.54 per share) 100.00%.....................  $ 49,106,271
                                                 ============

------------------------

   *  Non-income producing securities.

-------------------------------------------

TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
OCTOBER 31, 2002
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Electric Appliances................    19.86%
Transportation Equipment...........    10.48
Pharmaceutical.....................     6.85
Chemicals..........................     6.14
Communication......................     5.76
Banks..............................     5.28
Machinery..........................     4.47
Retail Trade.......................     4.47
Services...........................     3.78
Real Estate........................     3.30

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
OCTOBER 31, 2002
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
Toyota Motor Corp. ................     3.91%
Sony Corp. ........................     3.63
NTT DoCoMo, Inc. ..................     3.08
Matsushita Electric Industrial Co.,
Ltd. ..............................     2.47
Takeda Chemical
Industries, Ltd. ..................     2.37
Nomura Holdings Inc. ..............     2.27
Mitsui O.S.K. Lines, Ltd. .........     2.15
Komatsu Ltd. ......................     2.14
NTT Corp. .........................     2.09
Mitsubishi Tokyo Financial
  Group Inc. ......................     2.08

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$63,473,853).......................    $ 48,099,745
  Cash denominated in foreign currency
   (cost--$904,740)..........................         907,207
  Interest and dividends receivable..........         170,421
  Prepaid expenses...........................          29,656
                                                 ------------
    Total assets.............................      49,207,029
                                                 ------------
LIABILITIES
  Accrued expenses and other liabilities.....         100,758
                                                 ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 30,000,000 shares authorized;
   10,815,688 shares issued and
   outstanding...............................         108,157
  Paid-in capital in excess of par value.....     107,282,946
  Accumulated net realized loss on
   investments...............................     (42,913,208)
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........     (15,371,624)
                                                 ------------
    Net assets applicable to shares
     outstanding.............................    $ 49,106,271
                                                 ============
        NET ASSET VALUE PER SHARE............    $       4.54
                                                 ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of withholding taxes of
   $69,761)..................................    $    395,310
  Interest...................................              87
                                                 ------------
    Total investment income..................         395,397
                                                 ------------
EXPENSES
  Investment management fee and expenses.....         258,108
  Administration fee and expenses............         128,445
  Custodian fees and expenses................          77,573
  Audit and tax services.....................          71,700
  Legal fees and expenses....................          68,203
  Directors' fees and expenses...............          59,558
  Reports and notices to shareholders........          53,219
  Insurance expense..........................          35,571
  Transfer agency fee and expenses...........          15,513
  Other......................................          49,433
                                                 ------------
    Total expenses...........................         817,323
                                                 ------------
NET INVESTMENT LOSS..........................        (421,926)
                                                 ------------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT
 ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments.........     (13,433,292)
  Net realized foreign currency transaction
   losses....................................         (81,954)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................       2,524,336
  Net change in unrealized appreciation
   (depreciation) on other assets and
   liabilities denominated in foreign
   currency..................................           7,749
                                                 ------------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................     (10,983,161)
                                                 ------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $(11,405,087)
                                                 ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                             FOR THE
                                                           YEARS ENDED
                                                           OCTOBER 31,
                                                 --------------------------------
                                                       2002              2001
                                                 ----------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $       (421,926)   $   (376,383)
  Net realized loss on:
    Investments..............................         (13,433,292)     (6,305,436)
    Foreign currency transactions............             (81,954)       (323,537)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........           2,524,336     (22,792,438)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................               7,749          22,836
                                                 ---------------     ------------
  Net decrease in net assets resulting from
   operations................................         (11,405,087)    (29,774,958)
NET ASSETS:
  Beginning of year..........................          60,511,358      90,286,316
                                                 ---------------     ------------
  End of year................................    $     49,106,271    $ 60,511,358
                                                 ===============     ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on the Tokyo Stock Exchange or listed on the over-the-counter market in Japan or listed on other exchanges in Japan and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

    The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 10% on interest and 15% on dividends, paid to the Fund by Japanese corporations.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the "Manager"). Daiwa SB Investments Ltd. ("DSBI" or the "Adviser"), an affiliate of the Manager, acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which fee 60% is paid by the Manager to DSBI.

    Brokerage commissions of $18,721 were paid by the Fund to Daiwa Securities America, Inc., an affiliate of both the Manager and DSBI, in connection with portfolio transactions during the year ended October 31, 2002. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. During the year ended October 31, 2002, expenses of $4,810 were paid to the Adviser, representing reimbursement to the Adviser of costs relating to the attendance by its employees at meetings of the Fund's Board.

    At October 31, 2002, the Fund owed $20,012 to the Manager and the Manager informed the Fund that it owed the Adviser $12,007.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC") an affiliate of the Adviser, provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. During the year ended October 31, 2002, expenses of $7,849 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund's Board.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

    DSTC also acts as custodian for the Fund's assets and has appointed Sumitomo Mitsui Banking Corporation, formerly The Sumitomo Bank, Limited (the "Sub-Custodian"), an affiliate of the Manager, to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the Sub-Custodian. During the year ended October 31, 2002, DSTC and the Sub-Custodian earned $31,698 and $45,875, respectively, as compensation for custodial service to the Fund.

    At October 31, 2002, the Fund owed $10,000 and $2,219 to DSTC for administration and custodian fees, respectively, excluding fees and expenses of $3,266 payable to the Sub-Custodian.

    During the year ended October 31, 2002, the Fund paid or accrued $68,203 for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at October 31, 2002 was substantially the same as the cost of securities for financial statement purposes. At October 31, 2002, the net unrealized depreciation of investments for federal income tax purposes, excluding short-term securities, of $15,374,108 was composed of gross appreciation of $185,752 for those investments having an excess of value over cost, and gross depreciation of $15,559,860 for those investments having an excess of cost over value. For the year ended October 31, 2002, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $45,252,412 and $42,958,104, respectively.

    In order to present accumulated net investment loss and accumulated net realized loss on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par value, accumulated net investment loss and accumulated net realized loss on investments.

    For the year ended October 31, 2002, the adjustments were to decrease accumulated net investment loss by $421,926, decrease accumulated net realized loss on investments by $81,954 and decrease paid-in-capital in excess of par by $503,880, primarily relating to the Fund's net operating loss for the year ended October 31, 2002 and the reclassification of realized foreign currency losses. Net investment income, net realized losses and net assets were not affected by this change.

    At October 31, 2002, the Fund had a remaining capital loss carryover of $42,874,512, of which $6,264,639 expires in the year 2005, $16,909,841 expires in the year 2006, $6,225,150 expires in the year 2009 and $13,474,882 expires in the year 2010 available to offset future net capital gains.

    As of October 31, 2002, the Fund had no distributable earnings.

CAPITAL STOCK

    There are 30,000,000 shares of $.01 par value common stock authorized. Of the 10,815,688 shares of the Fund outstanding at October 31, 2002, Daiwa Securities America Inc. an affiliate of the Manager, Adviser and DSTC owned 14,532 shares.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each year is presented below:

                                                              2002       2001       2000       1999       1998
                                                            --------   --------   --------   --------   --------
Net asset value, beginning of year.......................   $ 5.59     $ 8.35     $ 9.39     $ 6.08     $ 6.99
                                                            -------    -------    -------    -------    -------
Net investment loss......................................    (0.04)     (0.04)     (0.04)     (0.01)     (0.01)
Net realized and unrealized gains (losses) on investments
 and foreign currency transactions.......................    (1.01)     (2.72)     (1.00)      3.32      (0.90)
                                                            -------    -------    -------    -------    -------
Net increase (decrease) in net asset value resulting
 from operations.........................................    (1.05)     (2.76)     (1.04)      3.31      (0.91)
                                                            -------    -------    -------    -------    -------
Net asset value, end of year.............................   $ 4.54     $ 5.59     $ 8.35     $ 9.39     $ 6.08
                                                            =======    =======    =======    =======    =======
Per share market value, end of year......................   $ 4.150    $ 4.990    $ 7.063    $ 9.813    $ 6.875
                                                            =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end of year.....   (16.83)%   (29.35)%   (28.02)%    42.73 %    (6.78)%
  Based on net asset value at beginning and end
   of year...............................................   (18.78)%   (33.05)%   (11.08)%    54.44 %   (13.02)%
Ratios and supplemental data:
  Net assets, end of year (in millions)..................   $ 49.1     $ 60.5     $ 90.3     $101.6     $ 65.8
  Ratios to average net assets of:
    Expenses.............................................     1.44 %     1.12 %     0.96 %     1.08 %     1.19 %
    Net investment loss..................................    (0.74)%    (0.51)%    (0.48)%    (0.11)%    (0.13)%
  Portfolio turnover.....................................    76.19 %    63.39 %    61.91 %    58.70 %    52.07 %

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To The Shareholders and
Board of Directors of
The Japan Equity Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Equity Fund, Inc. (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 27, 2002

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end
(October 31, 2002) as to the federal tax status of distributions received by you during such fiscal year. There were no dividend payments or foreign tax credits with respect to the fiscal year 2002.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
INFORMATION CONCERNING DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

    The following table sets forth information concerning each of the Directors and Officers of the Fund. The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2003 for Class I Directors, 2004 for Class II Directors and 2005 for Class III Directors, or until their successors are duly elected and qualified.

                                                                                         NUMBER OF
                                                                                         FUNDS IN
                                        PRINCIPAL OCCUPATION                               FUND
                                     OR EMPLOYMENT DURING PAST                          COMPLEX FOR
                                           FIVE YEARS AND                DIRECTOR OR       WHICH
  NAME (AGE) AND ADDRESS                  DIRECTORSHIPS IN                OFFICER OF     DIRECTOR
   OF DIRECTORS/OFFICERS              PUBLICLY HELD COMPANIES             FUND SINCE    SERVES (1)
---------------------------   ----------------------------------------  --------------  -----------
DIRECTORS
Austin C. Dowling (70)        Retired; Director, The Thai Capital         Class III          3
1002 E Long Beach Boulevard   Fund, Inc., since 1990; Director, The     Director since
North Beach, NJ 08008         Singapore Fund, Inc., since 2000.              1992

Martin J. Gruber (64)         Professor of Finance, Leonard N. Stern       Class I           3
229 South Irving Street       School of Business, New York University,  Director since
Ridgewood, NJ 07450           since 1965; Director, The Thai Capital         1992
                              Fund, Inc., since 2000; Director, The
                              Singapore Fund, Inc., since 2000;
                              Director, SG Cowen Income & Growth
                              Fund, Inc., from 1986 to 2001; Director,
                              SG Cowen Opportunity Fund, from 1987 to
                              2001; Director, SG Cowen Standby Reserve
                              Fund Inc., from 1985 to 2001; Director,
                              SG Cowen Standby Tax Exempt Reserve Fund
                              Inc., from 1986 to 2001; Trustee,
                              Deutsche Asset Management BT Family of
                              Funds, since 1992; Trustee, C.R.E.F.,
                              since 2001; Trustee, T.I.A.A., from 1996
                              to 2000.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
INFORMATION CONCERNING DIRECTORS AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                         NUMBER OF
                                                                                         FUNDS IN
                                        PRINCIPAL OCCUPATION                               FUND
                                     OR EMPLOYMENT DURING PAST                          COMPLEX FOR
                                           FIVE YEARS AND                DIRECTOR OR       WHICH
  NAME (AGE) AND ADDRESS                  DIRECTORSHIPS IN                OFFICER OF     DIRECTOR
   OF DIRECTORS/OFFICERS              PUBLICLY HELD COMPANIES             FUND SINCE    SERVES (1)
---------------------------   ----------------------------------------  --------------  -----------
David G. Harmer (59)          Executive Director, Department of           Class II           3
4337 Bobwhite Court           Community and Economic Development for    Director since
Ogden, UT 84403               the State of Utah, since May 2002;             1997
                              Chairman, 2K2 Hosting Corporation, from
                              April 2001 to April 2002; President,
                              Jetway Systems, a division of FMC
                              Corporation, from 1997 until 2001;
                              Director, The Thai Capital Fund, Inc.,
                              since 2000; Director, The Singapore
                              Fund, Inc., since 1996.

* Hiroshi Kimura (49)         Chairman and President, Daiwa Securities   Chairman of         1
One Evertrust Plaza           Trust Company, since July 2001; Director  the Board and
Jersey City, NJ 07302-3051    and Senior Vice President of Daiwa           Class I
                              Securities Trust Company, from April      Director since
                              1999 to June 2001; Associate Director of       2001
                              Daiwa Europe Bank, from April 1996 to
                              March 1999.

Oren G. Shaffer (59)          Vice Chairman and Chief Financial           Class II           3
7331 Tilden Lane              Officer of Qwest Communications           Director since
Naples, FL 34108              International Inc. since July 2002;            2000
                              Executive Vice President and Chief
                              Financial Officer of Ameritech
                              Corporation, from 1994 to 2000;
                              Director, The Thai Capital Fund, Inc.,
                              since 2000; Director, The Singapore
                              Fund, Inc., since 1997.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
INFORMATION CONCERNING DIRECTORS AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                         NUMBER OF
                                                                                         FUNDS IN
                                        PRINCIPAL OCCUPATION                               FUND
                                     OR EMPLOYMENT DURING PAST                          COMPLEX FOR
                                           FIVE YEARS AND                DIRECTOR OR       WHICH
  NAME (AGE) AND ADDRESS                  DIRECTORSHIPS IN                OFFICER OF     DIRECTOR
   OF DIRECTORS/OFFICERS              PUBLICLY HELD COMPANIES             FUND SINCE    SERVES (1)
---------------------------   ----------------------------------------  --------------  -----------
OFFICERS

Shunsuke Ichijo (49)          Chief Executive Officer and Director       President of       --
7-9, Nihonbashi               Daiwa SB Investments since 1999; General  the Fund since
2-chome,                      Manager of International Division of           2000
Chuo-ku,                      DICAM Tokyo since 1996
Tokyo
103-0027 Japan

John J. O'Keefe (43)          Vice President and Treasurer of The Thai  Vice President      --
One Evertrust Plaza           Capital Fund, Inc. and The Singapore      and Treasurer
Jersey City, NJ 07302-3051    Fund, Inc., since 2000; Vice President     of the Fund
                              of the Fund Accounting Department of        since 2000
                              Daiwa Securities Trust Company since
                              2000; Assistant Controller for Reserve
                              Management Corporation from 1999 to
                              2000; Accounting Manager for Prudential
                              Investments from 1998 to 1999; and
                              Assistant Vice President of Daiwa
                              Securities Trust Company from 1990 to
                              1998.

Judy Runrun T. Kushner (37)   Secretary of The Thai Capital              Secretary of       --
One Evertrust Plaza           Fund, Inc. and The Singapore              the Fund since
Jersey City, NJ 07302-3051    Fund, Inc., since 2000; Vice President         2000
                              of Daiwa Securities Trust Company since
                              2000; Assistant Vice President of Daiwa
                              Securities Trust Company from 1998 to
                              2000; Financial Analyst of Canon USA
                              from 1997 to 1998.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
INFORMATION CONCERNING DIRECTORS AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                         NUMBER OF
                                                                                         FUNDS IN
                                        PRINCIPAL OCCUPATION                               FUND
                                     OR EMPLOYMENT DURING PAST                          COMPLEX FOR
                                           FIVE YEARS AND                DIRECTOR OR       WHICH
  NAME (AGE) AND ADDRESS                  DIRECTORSHIPS IN                OFFICER OF     DIRECTOR
   OF DIRECTORS/OFFICERS              PUBLICLY HELD COMPANIES             FUND SINCE    SERVES (1)
---------------------------   ----------------------------------------  --------------  -----------
Laurence E. Cranch (55)       Assistant Secretary of The Thai Capital     Assistant         --
200 Park Avenue               Fund, Inc. and The Singapore               Secretary of
New York, NY 10166            Fund, Inc., since 1992; Partner in the    the Fund since
                              law firm of Clifford Chance US LLP since       1992
                              1980.

------------------------
1 "Fund Complex" includes the Fund, The Thai Capital Fund, Inc., The Singapore
  Fund, Inc. and other investment companies advised by SCB Asset Management Co., Ltd., Daiwa SB Investments (HK) Ltd., DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.

* Directors so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended).
  Mr. Kimura is deemed an interested person of the Fund because of his affiliation with Daiwa Securities Trust Company, an affiliate of the Fund's investment adviser, Daiwa SB Investments Ltd.

----------------------------------------
BOARD OF DIRECTORS
Hiroshi Kimura, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Oren G. Shaffer
--------------------------------------------
OFFICERS

Shunsuke Ichijo
PRESIDENT
John J. O'Keefe
VICE PRESIDENT AND TREASURER
Judy Runrun T. Kushner
SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
PFPC Inc.

LEGAL COUNSEL
Clifford Chance US LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                 ANNUAL REPORT
                                OCTOBER 31, 2002

                           -------------------------

                            [JAPAN EQUITY FUND LOGO]

                           -------------------------

THE JAPAN EQUITY
 FUND, INC.
c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302

INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.